Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of TBX Resources, Inc. (the “Company”) on Form 10-QSB for the period ended February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tim Burroughs, President, Chief Executive Officer and Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.
Dated this 27th day of October 2006.

By: /s/ Tim Burroughs, President

Principal Executive and Financial Officer

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